EXHIBIT 10.64

Consent Of Series B Preferred Stockholders

To Action To Approve The Amendment To The

Certificate Of Designations, Preferences And Rights

Of

13% Series B Cumulative Redeemable Perpetual Preferred Stock

Of

Investview Corporation, A Nevada Corporation

Pursuant to Nevada Revised Statutes (“NRS”) § 78.320 entitled “Stockholders’ meetings; consent for actions taken without meeting,” the undersigned, holders (the “Holders”) of all of the outstanding shares of 13% Series B Cumulative Redeemable Perpetual Preferred Stock (“Series B Preferred Stock”) of Investview Corporation, a publicly-held Nevada corporation (hereinafter “Company”), by their signatures below, hereby consent, in writing (the “Written Consent”), to cast all of shares of Series B Preferred Stock held in their name(s) and issued by the Company, representing not less than two-thirds of the total number of issued and outstanding shares of the Company’s Series B Preferred Stock, in favor of the Certificate Of Amendment Of Certificate Of Designations, Preferences And Rights of the 13% Series B Cumulative Redeemable Perpetual Preferred Stock dated May 12, 2020 (the “Certificate of Designation, as Amended”), a copy of which is attached hereto, and unanimously approved by the directors of the Company resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) pursuant to the authority of the Board of Directors as required by NRS 78.315 of the Nevada Revised Statutes (“NRS”).

The purpose of such Written Consent is to amend the rights of the Holders in Sections 7 and 8 of the original Certificate of Designations, Preferences And Rights of the 13% Series B Cumulative Redeemable Perpetual Preferred Stock that was filed as Exhibit 10.55 to the Company’s registration statement, file no. 333-365563 (the “Registration Statement”) declared effective by the United States Securities and Exchange Commission on March 6, 2020, to: (i) delete the rights of the Holders in Section 7(b) and (c) that: (i) if the Company effects any issuance by the Company or any of its subsidiaries of common stock or common stock equivalents for cash consideration, Indebtedness or a combination of units thereof, including convertible note financing transactions (a “Subsequent Financing”), the Holder may elect, in its sole discretion, to exchange . . . all or some of the Series B Preferred Stock then held for any securities or units issued in a Subsequent Financing including convertible note financing transactions; and (ii) in lieu of such rights, grant the Holders of the shares of Series B Preferred Stock in the Certificate of Designation, as Amended, the right from the date hereof until the date when the Holder(s) no longer holds any Series B Preferred Stock, if the Company effects any issuance by the Company or any of its subsidiaries of a new series of preferred stock paying a cash dividend in excess of 13% (a “Subsequent Series Preferred Stock”), the Holder(s) may elect, in its sole discretion, to exchange all or some of the Series B Preferred Stock then held for such Subsequent Series Preferred Stock; and amending Sections 8(b) and (c) as provided in the attached Certificate of Designation, as Amended and specifically understand the revisions to Sections 7 and 8 thereto.

This Written Consent is being submitted for approval and execution by the Holders of the requisite two-thirds of the outstanding shares of Series B Preferred Stock, each of whom, by their signatures below, attest that they have read and understand the Certificate of Designation, as Amended and shall also constitute minutes of the proceedings of the Holders of Series B Preferred Stock of the Company as contemplated in NRS § 78.320.3. As further contemplated in NRS § 78.320.3 and because this Written Consent to action by the undersigned Holders is in writing, notice of a stockholders’ meeting was not given and no formal meeting was called or held.

DATED and made effective this 22nd day of May 2020.

INVESTVIEW CORPORATION

/s/: Joseph Cammarata
By:	Joseph Cammarata
Title:	Chief Executive Officer

The undersigned Holders of shares of Series B Preferred Stock issued by the Company pursuant to the above-referenced Registration Statement, by their signature below, represent and warrant to the Company that as of this 22nd day of May 2020 that they are Holders of the number of shares of Series B Preferred Stock set forth on their respective signature lines below and hereby consent to the adoption and filing of Series B Certificate of Designation, as Amended:

HOLDER WRITTEN CONSENT

Name and Signature	# of Shares of Series B Preferred Stock
/s/: Sade Graham
Sade Graham

/s/: Annette Raynor	4 Shares
Annette Raynor

/s/: Atsush InaGayama	200 Shares
Atsush InaGayama

/s/: Christian Crabtree	20 Shares
Christian Crabtree

/s/: Debra Minifield	8 Shares
Debra Minifield

/s/: Dominic Romano	600 Shares
Dominic Romano

/s/: Elijah John Poballas	8 Shares
Elijah John Poballas

/s/: Fujiko Utsuki	20 Shares
Fujiko Utsuki

/s/: Hanako Saito	12 Shares
Hanako Saito

/s/: Haruka Sugiyama	4 Shares
Haruka Sugiyama

/s/: Hitomi Poko	1200 Shares
Hitomi Poko

/s/: Jan Duevel	40 Shares
Jan Duevel

/s/: Kaoru Takasaki	12 Shares
Kaoru Takasaki

/s/: Katsuhiko Watanabe	4 Shares
Katsuhiko Watanabe

/s/: LaTanyua Price	4 Shares
LaTanyua Price

/s/: Migiwa Ohashi	200 Shares
Migiwa Ohashi

/s/: Misako Motomura	33 Shares
Misako Motomura

/s/: Naohide Hirasawa	100 Shares
Naohide Hirasawa

/s/: Tae Yamamoto	40 Shares
Tae Yamamoto

/s/: Youko Fueki	24 Shares
Youko Fueki

/s/: Brian Kennington	10 Shares
Brian Kennington

/s/: Vinnie Rodriquez	4 Shares
Vinnie Rodriquez

Total	2,547 Shares*

* Represents in excess of 2/3rds of the holders of Series B Preferred Stock at May 22, 2020, as required by the Certificate Of Designations, Preferences And Rights of the 13% Series B Cumulative Redeemable Perpetual Preferred Stock.